Filed pursuant to Rule 497(a)(1)

File No. 333-147937

Rule 482 AD

Solar Capital Ltd. Announces Secondary Offering of 5.89 Million Shares on Behalf of Selling Stockholders

NEW YORK, NY May 12 – Solar Capital Ltd. (NASDAQ: SLRC) today commenced an underwritten secondary public offering of approximately 5.89 million shares of its Common Stock on behalf of certain stockholders. In connection with the offering, the selling stockholders will grant to the underwriters an option to purchase up to approximately 0.88 million additional shares. No shares are being sold by the Company, and it will not receive any proceeds from this offering.

Citi, J.P. Morgan, Morgan Stanley, Deutsche Bank Securities and SunTrust Robinson Humphrey are acting as joint book-runners and BMO Capital Markets, BB&T Capital Markets (a division of Scott & Springfellow), RBC Capital Markets and Ladenburg Thalmann & Co. Inc. are acting as co-managers for the offering.

The Company has filed a registration statement (including a preliminary prospectus) and plans to file a preliminary prospectus supplement with the Securities and Exchange Commission for the offering of the shares of Common Stock described in this press release. Investors are advised to carefully consider the investment objective, risks, and charges and expenses of Solar Capital Ltd. before investing. The preliminary prospectus supplement will contain this and other information about Solar Capital Ltd. and should be read carefully before investing.

The offering may be made only by means of the prospectus supplement and the related prospectus. Copies may be obtained when available from Citi, Brooklyn Army Terminal, 140 58th Street, Brooklyn, NY 11220, 800-831-9146 or email: batprospectusdept@citigroup.com; J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Ave., Edgewood, NY 11717, Attention: Prospectus Library, 866-803-9204.

This press release does not constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock described herein, nor shall there be any sale of shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ABOUT SOLAR CAPITAL LTD.

Solar Capital Ltd. is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company invests primarily in leveraged, middle market companies in the form of senior secured loans, mezzanine loans, and equity securities.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Solar Capital Ltd. undertakes no duty to update any forward-looking statements made herein.

Contact:

Solar Capital Ltd.

Nick Radesca, (212) 993-1660